Van Wagoner Funds

                  Supplement Dated January 5, 2004
             To The Statement of Additional Information
                       Dated April 30, 2003


This Supplement updates certain information contained in the Van Wagoner Funds Statement of Additional Information dated April 30, 2003.

Effective January 1, 2004 the following information is in addition to information regarding the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES" on page 27 of the Statement of Additional Information.

     Principal Underwriter.  PFPC Distributors, Inc., 760
Moore Rd., King of Prussia, Pennsylvania acts as the principal underwriter on a "best efforts" basis in a continuous public offering of shares of the Funds pursuant to an Underwriting Agreement. After its initial two year term, the Underwriting Agreement continues in effect for successive one year terms if approved at least annually by
(1) a majority of the Funds' outstanding voting shares or by the Board of Directors and (2) the vote of the majority of the Board of Directors who are not "interested persons" of the Funds a who have no direct or indirect financial interest in the Underwriting Agreement.








       YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
            ADDITIONAL INFORMATION FOR FUTURE REFERENCE.